UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
June 10, 2008
Ensign Services, Inc.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Nevada	000-52984	26-1545353
(Address of principal executive offices)	(Zip Code)
914 Park Knoll Lane, Katy, TX	77450
Registrant’s telephone number, including area code
281-398-1433
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Ensign Services, Inc. ceased being a development stage company when it began generating operating revenue at the end of December 2007. It generated revenue of $18,500 during the three months ended March 31, 2008 and $21,200 during the three months ended June 30, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSIGN SERVICES, INC.
(Registrant)

By: /s/ Patricia G. Skarpa
Patricia G. Skarpa
July 17, 2008	Chief Executive Officer

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